Exhibit 10.65

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”), dated as of January 1, 2013, is made by Wu/LH 15 Executive L.L.C., a Delaware limited liability company (“15 Executive Borrower”), Wu/LH 22 Marsh Hill L.L.C., a Delaware limited liability company (“Marsh Hill Borrower”), Wu/LH 35 Executive L.L.C., a Delaware limited liability company (“35 Executive Borrower”), Wu/LH 470 Bridgeport L.L.C., a Delaware limited liability company (“470 Bridgeport Borrower”), Wu/LH 950 Bridgeport L.L.C., a Delaware limited liability company (“950 Bridgeport Borrower”), Wu/LH 8 Slater L.L.C., a Delaware limited liability company (“8 Slater Borrower”; and together with 15 Executive Borrower, Marsh Hill Borrower, 35 Executive Borrower, 470 Bridgeport Borrower and 950 Bridgeport Borrower, each individually, and collectively, the “Borrower”), each having an address at c/o GTJ Reit, Inc., 444 Merrick Road, Suite 370, Lynbrook, New York  11563, Attention: Paul Cooper, CEO, and GTJ REIT, Inc., a Maryland corporation having an address at 444 Merrick Road, Suite 370, Lynbrook, New York  11563 (“Guarantor,” and, together with the Borrower, collectively, the “Indemnitor”), for the benefit of The United States Life Insurance Company in the City of New York, a New York corporation, successor by merger to First SunAmerica Life Insurance Company, having an address at 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022 (the “Lender”), and the other “Indemnitees,” as hereinafter defined.

RECITALS

A.            This Agreement is executed in connection with (i) a mortgage loan in the original principal amount of $4,096,400.00 (the “15 Executive Loan”) made by Lender to 15 Executive Borrower, (ii) a mortgage loan in the original principal amount of $5,724,600.00 (the “35 Executive Loan”) made by Lender to 35 Executive Borrower, (iii) a mortgage loan in the original principal amount of $2,716,700.00 (the “Marsh Hill Loan”) made by Lender to Marsh Hill Borrower, (iv) a mortgage loan in the original principal amount of $3,683,700.00 (the “470 Bridgeport Loan”) made by Lender to 470 Bridgeport Borrower, (v) a mortgage loan in the original principal amount of $2,639,000.00 (the “950 Bridgeport Loan”) made by Lender to 950 Bridgeport Borrower, and (vi) a mortgage loan in the original principal amount of $4,639,600.00 (the “8 Slater Loan”; together with the 15 Executive Loan, the 35 Executive Loan, the Marsh Hill Loan, the 470 Bridgeport Loan and the 950 Bridgeport Loan, each individually, a “Loan”, and collectively, the “Loans”) made by Lender to 8 Slater Borrower.

B.            Lender has agreed to consent to the assumption and modification (the “Assumption and Modification”) of the documents evidencing and/or securing the Loans pursuant to, among other things, (i) an Assumption, Consent and Modification Agreement (15 Executive) (the “15 Executive Assumption Agreement”) of even date herewith by and among 15 Executive Borrower, Paul Cooper, an individual, Jeffrey Ravetz, an individual, and Louis Sheinker, an individual (collectively, the “Original Guarantors”), Guarantor and Lender, which 15 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (ii) an Assumption, Consent and Modification Agreement (35 Executive) (the “35 Executive Assumption Agreement”) of even date herewith by and among 35 Executive Borrower, Original Guarantors, Guarantor and Lender, which 35 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (iii) an Assumption, Consent and Modification Agreement (Marsh Hill) (the “Marsh Hill Assumption Agreement”) of even date herewith by and among Marsh Hill Borrower, Original Guarantors, Guarantor and Lender, which Marsh Hill Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (iv) an Assumption, Consent and Modification Agreement (470 Bridgeport) (the “470 Bridgeport Assumption Agreement”) of even date herewith by and among 470 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 470 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, (v) an Assumption, Consent and Modification Agreement (950 Bridgeport) (the “950 Bridgeport Assumption Agreement”) of even date herewith by and among 950 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 950 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, and (vi) an Assumption, Consent and Modification Agreement (8 Slater) (the “8 Slater Assumption Agreement”, and together with the 15 Executive Assumption Agreement, the 35 Executive Assumption Agreement, the Marsh Hill Assumption Agreement, the 470 Bridgeport Assumption Agreement, and the 950 Bridgeport Assumption Agreement, collectively, the “Assumption Agreements”) of even date herewith by and among 8 Slater Borrower, Original Guarantors, Guarantor and Lender, which 8 Slater Assumption Agreement shall be recorded in the Office of the Westchester County Clerk, New York.

C.                                    The 15 Executive Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 15 Executive Borrower to the order of Lender (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 15 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 800 on March 9, 2011 (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Mortgage”) encumbering certain real property and improvements located at 15 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 15 Executive Mortgage (the “15 Executive Property”).

D.                                    The 35 Executive Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 35 Executive Borrower to the order of Lender (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 35 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 902 on March 9, 2011 (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Mortgage”) encumbering certain real property and improvements located at 35 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 35 Executive Mortgage (the “35 Executive Property”).

E.                                     The Marsh Hill Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by Marsh Hill Borrower to the order of Lender (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by Marsh Hill Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 1002 on March 9, 2011 (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Mortgage”) encumbering certain real property and improvements located at 22 Marsh Hill Road, Orange, Connecticut 06477, as more particularly described in such Marsh Hill Mortgage (the “Marsh Hill Property”).

F.                                      The 470 Bridgeport Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 470 Bridgeport Borrower to the order of Lender (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 470 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3193, Page 121 on March 8, 2011 (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Mortgage”) encumbering certain real property and improvements located at 470 Bridgeport Avenue, Shelton, Connecticut  06484, as more particularly described in such 470 Bridgeport Mortgage (the “470 Bridgeport Property”).

G.                                    The 950 Bridgeport Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 950 Bridgeport Borrower to the order of Lender (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 950 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3402, Page 701 on March 8, 2011 (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Mortgage”) encumbering certain real property and improvements located at 950 Bridgeport Avenue, Milford, Connecticut  06460, as more particularly described in such 950 Bridgeport Mortgage (the “950 Bridgeport Property”).

H.                                   The 8 Slater Loan is (i) evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated as of March 8, 2011, made by 8 Slater Borrower to the order of Lender (as modified pursuant to the 8 Slater Assumption Agreement, the “8 Slater Note”; together with the 15 Executive Note, the 35 Executive Note, the Marsh Hill Note, the 470 Bridgeport Note and the 950 Bridgeport Note, each individually, a “Note”, and collectively, the “Notes”) and (ii) secured by, among other things, that certain Mortgage, Consolidation, Extension, Spreader and Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of March 8, 2011, granted by 8 Slater Borrower for the benefit of Lender, as recorded in the Office of the Westchester County Clerk, New York as Control No. 510843442 on March 29, 2011 (as modified pursuant to the 8 Slater Assumption Agreement, the “NY Mortgage”; together with the 15 Executive Mortgage, the 35 Executive Mortgage, the Marsh Hill Mortgage, the 470 Bridgeport Mortgage and the 950 Bridgeport Mortgage, each individually, a “Mortgage”, and collectively, the “Mortgages”) encumbering certain real property and improvements located at 8 Slater Street, Port Chester, New York 10573, as more particularly described in such NY Mortgage (the “NY Property”; together with the 15 Executive Property, the 35 Executive Property, the Marsh Hill Property, the 470 Bridgeport Property and the 950 Bridgeport Property, each individually, a “Property”, and collectively, the “Properties”).

I.                                        Each Loan is guaranteed by that certain Guaranty Agreement, of even date herewith, by Guarantor for the benefit of Lender (the “Guaranty,” and together with this Agreement, the Notes, the Mortgages, the Assumption Agreements and all other documents executed by Borrower and/or Guarantor evidencing and/or securing the Loan and/or executed in connection with the Assumption and Modification, as the same may be further amended, modified or supplemented from time to time, collectively, the “Loan Documents”).  All capitalized terms used herein without definition shall have the meanings given to such terms in the NY Mortgage.

J.                                        15 Executive Borrower is the owner of a fee simple estate in the 15 Executive Property; Marsh Hill Borrower is the owner of a fee simple estate in the Marsh Hill Property; 35 Executive Borrower is the owner of a fee simple estate in the 35 Executive Property; 470 Bridgeport Borrower is the owner of a fee simple estate in the 470 Bridgeport Property; 950 Bridgeport Borrower is the owner of a fee simple estate in the 950 Bridgeport Property; and 8 Slater Borrower is the owner of a fee simple estate in the NY Property.

K.                                   Guarantor is an indirect owner of each Borrower.

L.            As a condition precedent to consenting to the Assumption and Modification pursuant to the Assumption Agreements, Lender requires that Indemnitor enter into this Agreement, whose covenants and obligations are independent of and in addition to Borrower’s obligations under the Notes, the Mortgages, the Assumption Agreements, the other Loan Documents and any other documents governing, evidencing and securing the Loans and Guarantor’s obligations under the Guaranty.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor, intending to be legally bound, hereby represents, warrants and covenants to Lender and Lender’s officers, directors, employees, agents, affiliates, successors and assigns (collectively, the “Indemnitees”) as follows:

Section 1.                                           Representations and Warranties.  Indemnitor represents and warrants to the Indemnitees that:

(a)                                         except as disclosed in the applicable Environmental Assessment (hereinafter defined), Hazardous Substances (hereinafter defined) have not at any time been generated, used, treated or stored on, or transported to or from any Property in any quantity or manner which violates any Environmental Law (hereinafter defined);

(b)                                         except as disclosed in the applicable Environmental Assessment, Hazardous Substances have not at any time been Released (hereinafter defined) or disposed of on the Property in any quantity or manner which violates any Environmental Law;

(c)                                          except as disclosed in the applicable Environmental Assessment, Indemnitor is in compliance with all applicable Environmental Laws with respect to each Property and the requirements of any permits issued under such Environmental Laws with respect to each Property;

(d)                                         there are no pending or threatened Environmental Claims (hereinafter defined) against Indemnitor or any Property;

(e)                                          except as disclosed in the applicable Environmental Assessment, Indemnitor has no knowledge of any condition or occurrence at any Property that could reasonably be anticipated to (i) form the basis of any Environmental Claim against Indemnitor or such Property or (ii) cause such Property to be subject to any restrictions on the ownership, occupancy, use or transferability thereof under any Environmental Law;

(f)                                           except as disclosed in the applicable Environmental Assessment, there are not now and never have been any underground storage tanks located on any Property;

(g)              each Borrower (i) is a limited liability company, duly organized, validly existing and in good standing under the laws of the state of Delaware, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified and is in good standing in each jurisdiction in which it owns or leases property or in which failure to be duly qualified and in good standing would have an adverse effect on its business, operations, property or financial condition;

(h)              Guarantor is (i) a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, (ii) a domestic trust or corporation that qualifies as a real estate investment trust under the provisions of Sections 856, et seq. of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, and (iii) a privately held corporation owned by the persons set forth on the list of shareholders annexed to each of (A) the organizational chart of 15 Executive Borrower that is attached to that certain Certificate Concerning Governing Documents, dated as of the date hereof, by 15 Executive Borrower and Guarantor, made for the benefit of Lender, (B) the organizational chart of Marsh Hill Borrower that is attached to that certain Certificate Concerning Governing Documents, dated as of the date hereof, by Marsh Hill Borrower and Guarantor, made for the benefit of Lender, (C) the organizational chart of 35 Executive Borrower that is attached to that certain Certificate Concerning Governing Documents, dated as of the date hereof, by 35 Executive Borrower and Guarantor, made for the benefit of Lender, (D) the organizational chart of 470 Bridgeport Borrower that is attached to that certain Certificate Concerning Governing Documents, dated as of the date hereof, by 470 Bridgeport Borrower and Guarantor, made for the benefit of Lender, (E) the organizational chart of 950 Bridgeport Borrower that is attached to that certain Certificate Concerning Governing Documents, dated as of the date hereof, by 950 Bridgeport Borrower and Guarantor, made for the benefit of Lender, (F) the organizational chart of 8 Slater Borrower that is attached to that certain Certificate Concerning Governing Documents, dated as of the date hereof, by 8 Slater Borrower and Guarantor, made for the benefit of Lender.

(i)               each Borrower and Guarantor has the power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(j)               Indemnitor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against Indemnitor (collectively, or any one of them, individually) in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors’ rights generally and by principles of equity;

(k)              neither the execution, delivery or performance by Indemnitor of this Agreement, nor compliance by it with the terms and provisions hereof, will (i) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of its property or assets pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the Articles of Organization, Operating Agreement or other organizational documents, as applicable, of any Borrower.

(l)               no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, the execution, delivery and performance by Indemnitor of this Agreement or the legality, validity, binding effect or enforceability of this Agreement;

(m)            Indemnitor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by all governmental bodies in respect of the conduct of its business and the ownership of its property; and

(n)                                         Guarantor is an indirect owner of each Borrower.

Section 2.                                           Covenants.  Indemnitor covenants and agrees as follows:

(a)                                         Indemnitor will (i) comply with all Environmental Laws applicable to the ownership or use of each Property, (ii) use Indemnitor’s commercially reasonable efforts (including, without limitation, enforcement of Leases) to cause all tenants and other persons occupying each Property to comply with all Environmental Laws, (iii) immediately pay or cause to be paid all costs and expenses incurred in such compliance and (iv) keep or cause each Property to be kept free and clear of any liens imposed thereon pursuant to any Environmental Laws.

(b)                                         Indemnitor will not generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, any Hazardous Substances on any Property, or transport or permit the transportation of any Hazardous Substances to or from any Property, in each case in any quantity or manner which violates any Environmental Law.

(c)              If Lender (i) has knowledge of any pending or threatened Environmental Claim against Indemnitor or any Property, (ii) has reason to believe that the Indemnitor or any Property is in violation of any Environmental Law or (iii) receives a request for an environmental site assessment report from a regulatory or other governmental entity with jurisdiction over Lender, then, at Lender’s written request, at any time and from time to time, Indemnitor will provide to Lender an environmental site assessment report concerning such Property, prepared by an environmental consulting firm satisfactory to Lender, in its sole discretion, indicating the presence or absence of Hazardous Substances and the potential cost of any removal or remedial action in connection with any Hazardous Substances on such Property.  Any such environmental site assessment report shall be conducted at Indemnitor’s sole cost and expense.  If Indemnitor fails to deliver to Lender any such environmental site assessment report within thirty (30) days after being requested to do so by Lender pursuant to this Section, Lender may obtain such an environmental site assessment itself and Indemnitor hereby grants to Lender and its agents access to each Property and specifically grants to Lender an irrevocable nonexclusive license to undertake such an assessment, and the costs of, and related to, such assessment (together with interest thereon at the Default Rate, as such term is defined in each Note) will be payable by Indemnitor on demand.

Indemnitor shall take all actions necessary or required under the Leases (as such term is defined in each Mortgage) to effect the provisions of this Section 2(d), provided, however, that Lender shall not unreasonably interfere with the operation of the business of Borrower or any tenant under any Lease (as such term is defined in each Mortgage).

(d)                                         Lender may, at its option, at any time and from time to time, perform, at its sole cost and expense, an environmental site assessment report for each Property, and Indemnitor hereby grants to Lender and its agents access to each Property and specifically grants to Lender an irrevocable non-exclusive license to undertake such an assessment, provided, however, that Lender shall not unreasonably interfere with the operation of the business of Borrower or any tenant under any Lease (as such term is defined in each Mortgage).

(e)              Indemnitor will advise Lender in writing, immediately upon learning of any of the following: (i) any pending or threatened Environmental Claim against Indemnitor or any Property; (ii) any condition or occurrence on any Property that (A) results in noncompliance by Indemnitor with any applicable Environmental Law or (B) could reasonably be anticipated to form the basis of an Environmental Claim against Indemnitor or any Property; (iii) any condition or occurrence on any Property that could reasonably be anticipated to cause such Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence, in any quantity or manner which violates any Environmental Law, of any Hazardous Substances on any Property.  Each such notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Indemnitor’s response thereto.  In addition, Indemnitor will provide Lender with copies of all communications to or from Indemnitor and any governmental agency relating to Environmental Laws, all communications to or from Indemnitor and any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may be requested by Lender.

(f)                                           Lender shall have the right, but not the obligation, to participate in or defend, as a party if it so elects, any Environmental Claim.  Without Lender’s prior written consent, Indemnitor shall not enter into any settlement, consent or compromise with respect to any Environmental Claim that might impair the value of any Property.

(g)                                          At its sole expense, Indemnitor will conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from any Property that must be so removed, cleaned up or remediated in accordance with the requirements of any applicable Environmental Laws or this Agreement, to the reasonable satisfaction of a professional environmental consultant selected by Lender, and in accordance with all such requirements and with orders and directives of all governmental authorities.  If all or any portion of any Loan shall be outstanding, Indemnitor may prepay the Loans in full, together with all applicable prepayment penalties, in lieu of complying with the preceding sentence of this Clause (g).

(h)                                         Indemnitor shall comply, or cause the Borrowers to comply with, all of the obligations, covenants, conditions and prohibitions required of each of the Borrowers, as applicable, pursuant to the terms of that certain Environmental Escrow Agreement, dated as of February 28, 2008, among Wu/Lighthouse 100 William L.L.C., as buyer, Baker-Properties Limited Partnership, as seller, Chicago Title Insurance Company, as escrow agent, and such other parties named in Schedule 1 attached thereto (the “Environmental Escrow Agreement”).

Section 3.                                           Indemnity.

(a)                                         Indemnitor agrees to defend (retaining such attorneys as are satisfactory to the Indemnitees in their sole reasonable discretion), protect, indemnify and hold harmless each of the Indemnitees and its respective officers, directors, employees, attorneys and agents from and against any and all liabilities, obligations (including removal and remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including reasonable attorneys’ and consultants’ fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of them directly or indirectly based on, or arising or resulting from, or in connection with, (i) the actual or alleged presence of Hazardous Substances on any Property in any quantity or manner which violates Environmental Law, or the removal, handling, transportation, disposal or storage of such Hazardous Substances, (ii) any Environmental Claim with respect to Indemnitor or any Property, (iii) the exercise of any Indemnitee’s rights under this Agreement or (iv) the failure of any of the Borrowers to comply with the obligations, covenants, conditions and prohibitions required of such Borrowers pursuant to the terms of the Environmental Escrow Agreement (collectively, the “Indemnified Matters”), regardless of when such Indemnified Matters arise, but excluding any Indemnified Matter with respect to Hazardous Substances first placed or Released on any Property after the later of (1) the date on which neither Indemnitor nor any of its affiliates holds title to or any other interest in or lien on such Property and on which Indemnitor and its affiliates have surrendered possession and control of such Property to Lender or its designee or assignee (and Lender or its designee has accepted possession and control of such Property) or (2) the payment in full of the Secured Obligations (as defined in each Mortgage).  To the extent that this indemnity is unenforceable because it violates any law or public policy, Indemnitor agrees to contribute the maximum portion that it is permitted to contribute under applicable law to the payment and satisfaction of all Indemnified Matters.

(b)                                         Indemnitor agrees to reimburse each Indemnitee for all out of pocket sums actually paid and costs actually incurred by such Indemnitee with respect to any Indemnified Matter within ten (10) days following written demand therefor, with interest thereon at the Default Rate (as defined in each Note) if not paid within such ten (10) day period.

(c)                                          Should any Indemnitee institute any action or proceeding at law or in equity, or in arbitration, to enforce any provision of this Agreement (including an action for declaratory relief or for damages by reason of any alleged breach of any provision of this Agreement) or otherwise in connection with this Agreement or any provision hereof, it shall be entitled to recover from Indemnitor all reasonable attorneys’ fees and disbursements incurred by such Indemnitee in connection therewith, if it is the prevailing party in such action or proceeding.

Section 4.              Events of Default.  The occurrence of any of the following specified events shall constitute a default by Indemnitor (each an “Event of Default”):

(a)                                         if any of the representations and warranties contained in Section 1 shall prove to be untrue in any respect; or

(b)                                         if Indemnitor fails to perform any of its obligations under this Agreement within (i) ten (10) days, with respect to all monetary obligations or (ii) thirty (30) days, with respect to all non-monetary obligations following notice thereof from Lender; (A)  provided that if such nonperformance of such non-monetary obligation is incapable of cure within such 30-day period, no Event of Default shall occur hereunder if Indemnitor has commenced a program to perform such non-monetary obligation, which program is satisfactory to Lender in its sole and absolute discretion, and is in accordance with applicable law, and Indemnitor is diligently pursuing such program to completion; and (B) provided further, that if a shorter cure period or notice requirement for any particular failure to perform is provided for by applicable law or under this Agreement, such specific provision shall control.

In any such event, and at any time thereafter, if an Event of Default exists, Lender may do, or cause to be done, whatever is necessary, in Lender’s sole and absolute judgment, to cause each Property to comply with applicable Environmental Laws, and the cost of any such action (together with interest thereon at the Default Rate, as such term is defined in each Note) shall become immediately due and payable by Indemnitor, without notice.  Indemnitor shall, and does hereby, grant to Lender and its agents access to each Property and hereby specifically grants to Lender an irrevocable, non-exclusive license to do whatever is necessary, in Lender’s sole and absolute judgment, to cause each Property to comply with all applicable Environmental Laws, including, without limitation, the right to enter each Property and remove therefrom any Hazardous Substances.  Indemnitor shall take all actions necessary or required under the Leases to effect such right of Lender to have such access to each Property.

Section 5.                                           Recourse Obligations.

(a)                                         Indemnitor agrees that, notwithstanding any term or provision contained in this Agreement or the other Loan Documents to the contrary, the obligations of Indemnitor as set forth in this Agreement shall be exceptions to any non-recourse or exculpatory provision relating to the Loans, or any of them, and Indemnitor shall be fully liable for the performance of its obligations under this Agreement, and such liability shall not be limited to the original principal amount of the Loans, or any of them.

(b)                                         The liability of Indemnitor under this Agreement shall in no way be limited to or impaired by any amendment or modification of any of the provisions of the Loan Documents, unless such amendment or modification expressly refers to a specific provision of this Agreement.  In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by the following: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of any of the Notes or any sale or transfer of all or any part of any Property; (iii) any exculpatory provision in any of the Loan Documents limiting any Indemnitee’s recourse to property encumbered by the Mortgages or to any other security, or limiting the Indemnitees’ rights to a deficiency judgment against Indemnitor; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under any of the Loan Documents; (v) the release of Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents (other than this Agreement) by operation of law, any Indemnitee’s voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for any of the Notes; or (vii) Lender’s failure to record any Mortgage or file any Financing Statements or other documents required to perfect Lender’s lien on any Property (or Lender’s improper recording or filing of any of the foregoing) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for any of the Notes; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

Section 6.              Independent Obligations.  This Agreement is intended to create obligations that are separate and independent of Indemnitor’s obligations under each Note, each Mortgage and other Loan Documents.  Indemnitor’s obligations hereunder are, however, expressly secured by any Mortgage and the other Loan Documents.

Section 7.                Survival.

(a)              The representations, warranties, covenants and indemnities set forth in this Agreement shall survive the repayment of the Loan, the release of the lien of any Mortgage, any foreclosure of any Mortgage or the delivery of a deed or assignment in lieu of foreclosure or otherwise, and the transfer of any interest in and to any Property; provided, however, that this Subsection (a) shall not apply to any Indemnified Matter with respect to Hazardous Substances first placed or released on any Property during and as a result of management of such Property by Lender or Lender’s agents, subcontractors or contractors following a foreclosure of the mortgage or deed in lieu of foreclosure of the applicable Mortgage.

(b)              This Agreement shall be binding on, and inure to the benefit of, Indemnitor, the Indemnitees and their respective successors and assigns.  Without limiting the generality of the foregoing, this Agreement shall inure to the benefit of each assignee or holder of each Note and each of such assignee’s or holder’s officers, directors, employees, agents and affiliates.  Notwithstanding the foregoing, Indemnitor, without, in each instance, the prior written consent of Lender, may not assign, transfer or set over, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

Section 8.                Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Environmental Assessment” means (i) the Property Condition Assessment and Phase I Environmental Assessment of the NY Property, dated February 15, 2011, prepared by EMG Corp, for the benefit of Lender, (ii) the Property Condition Assessment and Phase I Environmental Assessment of the 950 Bridgeport Property, dated February 16, 2011, prepared by EMG Corp, for the benefit of Lender, (iii) the Property Condition Assessment and Phase I Environmental Assessment of the 15 Executive Property, dated February 15, 2011, prepared by EMG Corp, for the benefit of Lender, (iv) the Property Condition Assessment and Phase I Environmental Assessment of the 35 Executive Property, dated February 11, 2011, prepared by EMG Corp, for the benefit of Lender, (v) the Property Condition Assessment and Phase I Environmental Assessment of the Marsh Hill Property, dated February 16, 2011, prepared by EMG Corp, for the benefit of Lender, and (vi) the Property Condition Assessment and Phase I Environmental Assessment of the 470 Bridgeport Property, dated February 16, 2011, prepared by EMG Corp, for the benefit of Lender.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter “Claims”) or any permit issued under any such Environmental Law, including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law; and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to health, safety or the environment.

“Environmental Law” means any federal, state or local law, whether common law, court or administrative decision, statute, rule, regulation, ordinance, court order or decree, or administrative order or any administrative policy or guidelines concerning action levels of a governmental authority (federal, state or local) now or hereafter in effect relating to the environment, public health, occupational safety, industrial hygiene, any Hazardous Substance (including, without limitation, the disposal, generation, manufacture, presence, processing, production, Release, storage, transportation, treatment or use thereof), or the environmental conditions on, under or about the Property, as amended and as in effect from time to time (including, without limitation, the following statutes and all regulations thereunder as amended and in effect from time to time: New York Environmental Conservation Law § 27-0101-1701 and § 52-0301-0303, New York Compilation of Codes, Rules and Regulations Parts 360-376; Title 22a of the Connecticut Revised Statutes; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. §11001, et seq.; the Clean Air Act, 42 U.S.C. §7401, et seq.; the Safe Drinking Water Act, 42 U.S.C. §300(f), et seq.; the Solid Waste Disposal Act, 42 U.S.C. §6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §5101, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §1251, et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. §2601, et seq.; the Occupational Safety and Health Act, 29 U.S.C. §651, et seq. and any successor statutes and regulations to the foregoing).

“Hazardous Substances” means (a) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (b) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority, including, without limitation, asbestos and asbestos-containing materials in any form, lead-based paint, any radioactive materials and polychlorinated biphenyls (“PCB’s”), or substances or compounds containing PCB’s.

“Release” means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

Section 9.                Miscellaneous.

(a)              If any Indemnitor is more than one person or entity, then (i) all persons or entities comprising such Indemnitor are jointly and severally liable for all of the Indemnitor’s obligations hereunder, (ii) all representations, warranties, and covenants made by any Indemnitor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising such Indemnitor, (iii) any breach, Default or Event of Default by any of the persons or entities comprising such Indemnitor hereunder shall be deemed to be a breach, Default, or Event of Default of Indemnitor and (iv) any reference herein contained to the knowledge or awareness of Indemnitor shall mean the knowledge or awareness of any of the persons or entities comprising such Indemnitor.

(b)              Indemnitor waives any right or claim of right to cause a marshalling of its assets or to cause any Indemnitee to proceed against any of the security for any Loan before proceeding under this Agreement.  Indemnitor expressly waives and relinquishes all present or future rights, remedies, or circumstances which might constitute a legal or equitable discharge of Indemnitor or which might otherwise impair the validity or enforceability of this Agreement. Indemnitor hereby agrees to postpone the exercise of any and all rights of subrogation to the rights of any Indemnitee against Indemnitor hereunder and any rights of subrogation to any collateral securing each Loan, until all obligations of Indemnitor to the Indemnitees hereunder have been performed in full and all amounts of principal, interest and other sums evidenced or secured by the Loan Documents (including any default interest owed and payable thereon) shall have been paid in full.

(c)              Any party liable upon or, in respect of, this Agreement, the other Loan Documents or any other document governing, evidencing and securing each Loan and Guarantor’s obligations under the Guaranty may be released without affecting the liability of any party not so released.

(d)              No failure or delay on the part of any of the Indemnitees in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between Indemnitor and the Indemnitees (or any of them) shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder.  The rights, powers and remedies herein or in any other Loan Document expressly provided are cumulative with, and not exclusive of, any rights, powers or remedies which the Indemnitees or any of them would otherwise have. No notice to or demand on Indemnitor in any case shall, ipso facto, entitle Indemnitor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Indemnitees to any other or further action in any circumstances without notice or demand where notice or demand is not otherwise required.

(e)              All notices hereunder shall be in writing and shall be delivered to each Borrower and Lender in accordance with the provisions of each Mortgage, and to Guarantor in accordance with the terms of the Guaranty.

(f)              Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and signed by each of the parties hereto.

(g)              LENDER AND INDEMNITOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND INDEMNITOR TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTES.

(h)              This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York, without reference to conflicts of law principles.

(i)               All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require.  Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires and vice versa.

(j)               This Agreement may be executed in multiple counterparts, each of which shall constitute a duplicate original, but all of which, together, shall constitute one and the same instrument.

(k)              Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents (including, without limitation, any reference to the “continuance” of an Event of Default), Lender shall in no event or under any circumstance be obligated or required to accept a cure by Borrower or by any other Person of an Event of Default unless Lender agrees to do so in the exercise of its sole and absolute discretion, it being agreed that once an Event of Default has occurred and so long as Lender has not determined to accept a cure of such Event of Default in writing, Lender shall be absolutely and unconditionally entitled to pursue all rights and remedies available to it under the Loan Documents, at law or in equity or otherwise.

[continued on following page]

IN WITNESS WHEREOF, Indemnitor has executed and delivered this Agreement as of the date first above written.

BORROWER:

WU/LH 15 EXECUTIVE L.L.C.,

a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 35 EXECUTIVE L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 22 MARSH HILL L.L.C.,

a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 470 BRIDGEPORT L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 950 BRIDGEPORT L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

(Signatures continue on the following page.)

WU/LH 8 SLATER L.L.C.,

a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

GUARANTOR:

GTJ REIT, INC.,

A Maryland corporation

By:	/s/ David Oplanich
Name:	David Oplanich
Title:	CFO

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the            day of                   in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                  personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 15 Executive Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the           day of                   in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                  personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 35 Executive Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the           day of                   in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                  personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of Marsh Hill Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the           day of                   in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                  personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 470 Bridgeport Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the           day of                   in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                  personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 950 Bridgeport Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the           day of                   in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                  personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 8 Slater Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the           day of                   in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                  personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of Guarantor]